                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): May 23, 2000


                             SS&C Technologies, Inc.
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                000-28430                               06-1169696
          (Commission File Number)         (I.R.S. Employer Identification No.)

      80 Lamberton Road
      Windsor, Connecticut                                            06095
      (Address of Principal Executive Offices)                      (Zip Code)

                                 (860) 298-4500
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
         (Former Name and Former Address, if Changed Since Last Report)

ITEM 5.           OTHER EVENTS.

         On May 23, 2000, SS&C Technologies, Inc. (the "Company") announced that its board of directors has authorized the Company to repurchase shares of the Company's common stock with an aggregate value of up to $20,000,000. The stock repurchase will take place over the next 12 months in open market, negotiated and block transactions. The timing and amount of shares repurchased will be determined by the Company's management based on its evaluation of market and business conditions. The repurchased shares will be used for general corporate purposes.

         The full text of the Company's press release is filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (c)      Exhibits.

              Exhibit No.               Description

                   99                  Press Release

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 31, 2000                         SS&C TECHNOLOGIES, INC.
                                                  (Registrant)

                                       By: /s/ Anthony R. Guarascio
                                           ------------------------------------
                                       Anthony R. Guarascio
                                       Senior Vice President,
                                       Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX

              Exhibit No.               Description

                   99                  Press Release